Exhibit 99.1

NiSource – A Premium Utility Company November 7, 2022

FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Investors and prospective investors should understand that many factors govern whether any forward-looking statement contained herein will be or can be realized. Any one of those factors could cause actual results to differ materially from those projected. These forward-looking statements include, but are not limited to, statements concerning our plans, strategies, objectives, expected performance, expenditures, recovery of expenditures through rates, stated on either a consolidated or segment basis, and any and all underlying assumptions and other statements that are other than statements of historical fact. Expressions of future goals and expectations and similar expressions, including “may,” “will,” “should,” “could,” “would,” “aims,” “seeks,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “forecast,” and “continue,” reflecting something other than historical fact are intended to identify forward-looking statements. All forward-looking statements are based on assumptions that management believes to be reasonable; however, there can be no assurance that actual results will not differ materially. Factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed in this presentation include, among other things, our ability to execute our business plan or growth strategy, including utility infrastructure investments; potential incidents and other operating risks associated with our business; our ability to adapt to, and manage costs related to, advances in technology; impacts related to our aging infrastructure; our ability to obtain sufficient insurance coverage and whether such coverage will protect us against significant losses; the success of our electric generation strategy; construction risks and natural gas costs and supply risks; fluctuations in demand from residential and commercial customers; fluctuations in the price of energy commodities and related transportation costs or an inability to obtain an adequate, reliable and cost-effective fuel supply to meet customer demands; the attraction and retention of a qualified, diverse workforce and ability to maintain good labor relations; our ability to manage new initiatives and organizational changes; the actions of activist stockholders; the performance of third-party suppliers and service providers; potential cybersecurity attacks; increased requirements and costs related to cybersecurity; any damage to our reputation; any remaining liabilities or impact related to the sale of the Massachusetts Business; the impacts of natural disasters, potential terrorist attacks or other catastrophic events; the physical impacts of climate change and the transition to a lower carbon future; our ability to manage the financial and operational risks related to achieving our carbon emission reduction goals, including our net-zero goal; our debt obligations; any changes to our credit rating or the credit rating of certain of our subsidiaries; any adverse effects related to our equity units; adverse economic and capital market conditions or increases in interest rates; inflation; recessions; economic regulation and the impact of regulatory rate reviews; our ability to obtain expected financial or regulatory outcomes; continuing and potential future impacts from the COVID-19 pandemic; economic conditions in certain industries; the reliability of customers and suppliers to fulfill their payment and contractual obligations; the ability of our subsidiaries to generate cash; pension funding obligations; potential impairments of goodwill; changes in the method for determining LIBOR and the potential replacement of the LIBOR benchmark interest rate; the outcome of legal and regulatory proceedings, investigations, incidents, claims and litigation; potential remaining liabilities related to the Greater Lawrence Incident; compliance with the agreements entered into with the U.S. Attorney’s Office to settle the U.S. Attorney’s Office’s investigation relating to the Greater Lawrence Incident; compliance with applicable laws, regulations and tariffs; compliance with environmental laws and the costs of associated liabilities; changes in taxation; other matters in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022, many of which risks are beyond our control. In addition, the relative contributions to profitability by each business segment, and the assumptions underlying the forward-looking statements relating thereto, may change over time. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events or changes to the future results over time or otherwise, except as required by law. Regulation G Disclosure Statement This presentation includes financial results and guidance for NiSource with respect to net operating earnings available to common shareholders, which is a non-GAAP financial measure as defined by the SEC’s Regulation G. The company includes this measure because management believes it permits investors to view the company’s performance using the same tools that management uses and to better evaluate the company’s ongoing business performance. With respect to such guidance, it should be noted that there will likely be a difference between this measure and its GAAP equivalent due to various factors, including, but not limited to, fluctuations in weather, the impact of asset sales and impairments, and other items included in GAAP results. NiSource is not able to estimate the impact of such factors on GAAP earnings and, as such, is not providing earnings guidance on a GAAP basis. NiSource | NYSE: NI | nisource.com |

AGENDA Presenter Chris Turnure Welcoming Remarks Director, Investor Relations Lloyd Yates Strategic Overview & Plan Extension President and Chief Executive Officer Shawn Anderson Business Review & Sustainability SVP Strategy and Chief Risk Officer Donald Brown Financial Overview Executive Vice President / Chief Financial Officer Lloyd Yates Closing Remarks President and Chief Executive Officer Q&A Session Lloyd Yates, Shawn Anderson and Donald Brown NiSource | NYSE: NI | nisource.com |

NISOURCE IS MISSION READY Mission Vision We exist to deliver safe, reliable energy that drives To be an innovative and value for our customers trusted energy partner Values Be Safe | Look For a Better Way | Act with Care | Take Accountability NiSource | NYSE: NI | nisource.com |

NiSource is a 100% regulated gas and electric utility serving customers across six Midwestern centric states with a focus on safety and reliability, and a commitment to maximize long-term Shareholder Value. NiSource’s long and well-established history in strong regulatory environments provides consistent earnings and strong cash flows alongside clear sustainable growth opportunities for the foreseeable future. NiSource | NYSE: NI | nisource.com |

COMPANY PROFILE

Constructive Regulatory Jurisdictions



NiSource
NATURAL GAS
ELECTRIC
COLUMBIA GAS OF KENTUCKY
COLUMBIA GAS OF MARYLAND
COLUMBIA GAS OF OHIO
COLUMBIA GAS OF PENNSYLVANIA
COLUMBIA GAS OF VIRGINIA
NIPSCO GAS
NIPSCO
NIPSCO ELECTRIC

Significant Scale across Six States

~3.2M
Gas Customers

~500K
Electric Customers

NI LISTED NYSE

9-11%
Compelling expected annual total shareholder return proposition*

* Estimated total shareholder return at a constant P/E ratio

NiSource | NYSE: NI | nisource.com |

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A PREMIUM REGULATED UTILITY NiSource Fundamentals Delivering Identifiable Commitment to Consistent Returns Investment Inventory Stakeholder Value • Regulatory prowess • Option to allocate capital between Gas • 100% regulated revenue expected and Electric systems to deliver consistent and predicable • Strong portfolio of $15B+ of earnings growth regulated electric and gas rate base • Jurisdictions of significant scale • Accelerated and enhanced • Proximity to low-cost natural gas • Ability to execute rate case flexibility implementation of Safety with low regulatory lag Management System (SMS) • Scale benefits from synergies associated with centralized costs • Tracking mechanisms to optimize • Employer of choice that cash flow timing represents the diversity of our • Generation investments lead to significant customer savings and • ~$3B in infrastructure investments communities reduce GHG 90% by 2030 annually driving long-term growth • Strong community involvement in jurisdictions supportive of natural gas and electric Fundamentals of sustainable business plan and a strengthened balance sheet position NiSource to become a premium utility investment NiSource | NYSE: NI | nisource.com | 7

ENVIRONMENTAL, SOCIAL & GOVERNANCE (ESG)

Environmental

- Approximately $3B of generation transition investments through 2028
- Expected to retire 100% of coal assets by 2026-2028 and replace primarily with renewables
- On track to 90% reduction* in greenhouse gas emissions by 2030
- 50% reduction in methane emissions by 2025
- Net Zero emissions goal by 2040 with support from key stakeholders for Scope 1 and 2 emissions

Social

- Transformation focused on customer safety, reliability and affordability
- Published inaugural safety report
- Enhancing DE&I initiatives across the organization
  - Hired a DE&I officer in 2021
  - ELT consists of ~85% women and minorities; BOD consists of ~58% women and minorities
  - Initiating economic inclusion initiatives including setting a goal of 25% diverse suppliers by 2025
- Supporting cultural awareness initiatives and development opportunities for under-represented groups

Governance

- Leadership enhancements support commitment to customer service and safety
- Diverse, skilled, and independent Board
- 25% of Board refreshed in last year, including 2 new female directors and additional utility experience
- Robust framework for strategy, risk management, and oversight
- Enhanced alignment of employee and executive incentive programs
- Cybersecurity and Climate subcommittees report to Risk Management Committee

NiSource's corporate strategy is aligned with commitment to best-in-class ESG practices

* Compared to 2005 baseline

Data based on latest ESG Report - can be found on investors.nisource.com

NiSource | NYSE: NI | nisource.com |

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Strategic Overview & Plan Extension Lloyd Yates Chief Executive Officer

WHAT YOU’LL HEAR TODAY Strategic Overview & Business Review & Financial Closing Remarks Plan Extension Sustainability Overview Followed by Q&A Lloyd Yates Shawn Anderson Donald Brown Lloyd Yates Chief Executive Officer SVP Strategy & Chief Risk Officer Chief Financial Officer Chief Executive Officer NiSource | NYSE: NI | nisource.com | 10

BUSINESS REVIEW—OVERVIEW Ensuring NiSource is well-positioned to drive long-term value for all stakeholders Process led by executive leaders and Board members with deep finance, operations and strategy experience Board of Directors Leadership Team Michael Jesanis Theodore Bunting Jr. Bill Johnson 40+ Years of Utility 30+ Years of Utility 40+ Years of Utility Lloyd Yates Donald Brown Shawn Anderson Experience Experience Experience President and CEO Executive Vice SVP Strategy and Chief President and CFO Risk Officer NiSource is focused on enhancing long-term shareholder value NiSource | NYSE: NI | nisource.com | 11

CEO OBSERVATIONS BROUGHT TO THE BUSINESS REVIEW Strengths Opportunities Superior regulatory execution & Creating efficiencies in our operations legislative environment Leveraging our operational scale and diversified Investment & growth visibility portfolio Reaching industry-leading environmental goals Flexible, committed customer-focused workforce Streamlining organization and culture of customer focus Energy transition / electric and natural gas Weaknesses Threats Constrained balance sheet Rising commodity prices Cost profile Rising interest rates Technology systems Energy transition Business review focused on enhancing our execution and strengthening the constrained balance sheet NiSource | NYSE: NI | nisource.com | 12

CEO OBSERVATIONS BROUGHT TO THE BUSINESS REVIEW

NiSource 5-Year Performance (Since Columbia Pipeline Group Separation: 2016-2021)

Rate Base Growth = **~70%**
*CAGR = **~11%***

Net Operating Earnings Growth = **~60%**
*CAGR = **~10%***

→ **Strong Operational and Regulatory Track Record of Execution**

Net Operating EPS Growth = **~25%**
*CAGR = **~5%***

→ **Burdened by a Constrained Balance Sheet**

NiSource | NYSE: NI | nisource.com |

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STRATEGIC BUSINESS REVIEW—SCOPE Commitment to deliver maximum value to our stakeholders & exploring all avenues that enable it Areas Reviewed: Ways to optimize base case best-in-class high growth proposition Legislative and regulatory environments our Financing long-term solutions strategy that enhance balance sheet health, minimize dilution, and align with Thorough analysis of strategic M&A and portfolio optimization opportunities Robust benchmarking of our utility operating companies against other premium utilities Culture and talent NiSource | NYSE: NI | nisource.com | 14

STRATEGIC BUSINESS REVIEW – CONCLUSIONS AND ACTIONS Scale and Portfolio Diversity Offers the Best Opportunity to Drive Long-Term Shareholder Value Conclusions ïƒ~ Scale and portfolio diversity add value ïƒ~ Industry leading recovery programs drive strong top line growth ïƒ~ Identified opportunities to strengthen the balance sheet ïƒ~ Opportunity exists to improve cost profile, processes, and customer experience Actions ïƒ¼Execute a tax efficient Minority ïƒ¼Optimize cost profile ïƒ¼Enhance operations with process Interest Sale of NIPSCO by and technology improvements YE2023 NiSource | NYSE: NI | nisource.com | 15

OPERATIONAL EXCELLENCE Disciplined approach on operational excellence ensures the sustainability of our plan Key to continued execution of our significant investment plan Operational Driving efficiency in the way we operate to achieve flat O&M Excellence Continuation of enhanced focus on safety Essential service and to reliability customer affordability to ensure capacity to invest in better Operational efforts intended to drive enhanced focus on safety, operational excellence, and customer affordability 16

CULTURE OF SAFETY & RESILIENCY EMBEDDED IN OUR SUSTAINABILITY STRATEGY

Advancing our Safety Initiatives[1]

~286 miles	Zero	~97%	1.92
Priority Pipe Retired	Significant Safety Events	Enhanced Emergency Response in 45min	Damages Per 1,000 Locates

Enhancing Operational Excellence & Driving Our Safety Journey Through SMS

- **Modernizing infrastructure & incorporating the latest technology**
- **Data driven risk-based capital allocation strategy**
- **Protecting the assets that reliably serve customers across our jurisdictions**

Recognition

American Petroleum Institute's Recommended Practice 1173 Conformance Certified

LRQA

[1] Per 2021 Safety Report – can be found on investors.nisource.com

NiSource | NYSE: NI | nisource.com |

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LONG-TERM IDENTIFIED INVESTMENT OPPORTUNITIES

~$15B of Identified Investment
2023 - 2027



~11%
Customer Growth
~17%
Generation Transition & Renewables
~20%
Electric Infrastructure Modernization
~52%
Gas Infrastructure Modernization

Identified **~$30B** of investment opportunities over the next 10 years (2023-2032)

Significant investment opportunities continue beyond 10 years

NiSource | NYSE: NI | nisource.com |

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ENHANCED NISOURCE VALUE PROPOSITION DRIVING SUSTAINABLE GROWTH

Net Zero By 2040[3]
Driving Toward 90% Reduction in GHG Emissions by 2030

$30B
Planned Long-Term Infrastructure Investments over the next 10 years

14%-16%
Long-term FFO/ Debt[2] Target

6%-8%
Expected Annual NOEPS[1] Growth 2021-2027

8%-10%
Expected Annual Utility Rate Base Growth 2021-2027

60%-70%
Targeted Annual Dividend Payout Ratio

~$15B
Regulated Electric and Gas Rate Base

Flat O&M
Operational excellence drives customer affordability

9%-11%
Expected Annual Total Shareholder Return[4]

FINANCIAL FOUNDATION

100% Regulated Across Six Constructive Jurisdictions	Significant Investment Opportunities	Efficient Recovery Mechanisms	Strengthened Balance Sheet

[1]Net Operating Earnings Per Diluted Share (Non-GAAP)
[2]As calculated according to the S&P and Moody's rating agency methodologies
[3]Goal for Scope 1 and 2 emissions
[4]Estimated total shareholder return at a constant P/E ratio

NiSource | NYSE: NI | nisource.com |
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Business Review – Strategic Evaluation & Direction Shawn Anderson SVP Strategy and Chief Risk Officer

STRATEGIC BUSINESS REVIEW How we approached exploring potential pathways for value creation Organic Plan Enhancements Evaluated demand, cost broad profile, categories regulatory, of O&M, financing, capital etc. investment, customer Explored alternatives to accelerate balance sheet strengthening Portfolio Optimization Maximizing Shareholder Value Reviewed each operating company’s ability to produce incremental value Reflective of a Identified diversity benefits numerous across high each growth of investment NiSource’s opportunities six jurisdictions and scale and Premium Utility M&A (both Extensively whole assessed and minority), potential as well transaction as potential structures partners across portfolio Disciplined value of foundational focus on identifying organic plan M&A opportunities accretive to the intrinsic NiSource | NYSE: NI | nisource.com | 21

REGULATORY / LEGISLATIVE ENVIRONMENT NiSource’s six constructive jurisdictions recognize the value of gas and electric service to customers IN OH PA VA KY MD Legislation protecting customers from gas bans Commodity cost pass through Revenue/bill stabilization Bad debt/low-income assistance Customer gas supplier choice Infrastructure tracking and recovery mechanisms Energy efficiency programs Significant economic development and growth opportunities across jurisdictions NiSource | NYSE: NI | nisource.com | 22

MINORITY INTEREST SALE OF NIPSCO ENABLES NISOURCE TO LEVERAGE ITS PORTFOLIO TO ENHANCE THE BALANCE SHEET Highly executable alternative to capital raising that accelerates strengthening of balance sheet Prior Minority Interest Sale of NIPSCO Go-Forward Diversifies capital raising while minimizing the cost of capital Aligns NiSource into position of strength and Strengthens credit and financing flexibility focus on capital efficiency Financing plan highly Stabilizes earnings growth trajectory and capital and execution correlated to external investment execution capital markets execution to maintain credit ratings Minimizes external future capital markets Supports stable needs annualized growth while maximizing organic Retains existing benefits of scale and investment opportunities regulatory diversification Positions NiSource business plan to deliver premium shareholder value NiSource | NYSE: NI | nisource.com | 23

BUSINESS REVIEW – NISOURCE STRATEGIC EXECUTION

Premium Utility Benchmark Comparisons

Metric	NiSource Proforma	Premium Utility Peers (Avg.)	NiSource Proforma vs. Premium Peers
Business Mix (% Regulated)	100	>90%	Favorable ▲
Jurisdiction Diversity (# of Jurisdictions)	6	3	Favorable ▲
Rate Base Growth	8-10%	~6-7%	Favorable ▲
EPS Growth	6-8% Annual	~5-8%	Favorable ▲
Payout Ratio	60-70%	~62%	In-line —
FFO/Debt (TTM)	14-16%	15-16%	In-line —
Forward P/E Multiple		~18-19x	

Strengthened balance sheet and financing flexibility expected to drive premium valuation

[1]Represents trailing twelve months

NiSource | NYSE: NI | nisource.com |

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Long-Term Sustainability of Our Business Shawn Anderson SVP Strategy and Chief Risk Officer

BALANCED AND SUSTAINABLE GROWTH STRATEGY

Sustainable Customers / Community Impact

- **Reinvesting** in the **communities** we serve
- Enhanced **safety** and **reliability**
- Focus on **customer affordability**

Sustainable Environmental Impact

- Replacing **100%** of **coal generation** by **2026-2028** with primarily **renewable resources**
- Utilize **existing gas infrastructure** to create a path to **decarbonization**

Sustainable Growth For Shareholders

- Up to **$30B** of planned **investment opportunities** through **2032**
- Driving **6%-8%** annual **NOEPS growth**

Supportive Approach with Key Stakeholders



NiSource and its Operating Companies
Active leadership role supporting the energy transition
Regulators and Legislators
Deep collaboration with peer utilities, regulators, and legislators to advance constructive energy transition policies
Customers and Communities
Engaging with stakeholders to implement strategy

Capital plan supports sustainability, safety and reliability for our stakeholders

NiSource | NYSE: NI | nisource.com |

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COMMITMENT TO CUSTOMER AFFORDABILITY

NiSource plan supports customer affordability over the plan horizon

Estimated Annual Customer Bill Increases (2023-2027)



Total Bill (incl. commodity)
Distribution Charge
<3.0%
<5.0%
Annual Avg Customer Bill Impact

Mitigating Rate Impacts

- **Geographic Advantage** – competitive natural gas supplies
- **O&M Discipline** – decreases inflationary rate pressures
- **Customer Growth** – investment program cost distributed across more customers
- **NIPSCO Generation Transition** – will reduce customers' exposure to commodity prices
- **Energy Efficiency** – lowers bills through lower usage

NiSource Customer Bills in 2021

Average Residential Electric Customer Bill = ~$113/month
Average Residential Gas Customer Bill = ~$80/month

Executing $15B+ capital plan through 2027 with manageable customer impact

NiSource | NYSE: NI | nisource.com | 27

DRIVING SUSTAINABILITY IN THE NATURAL GAS SECTOR Natural Gas Remains Critical to Energy Systems Pilot Programs and Gas Future Advanced Leak RNG Production Most in-demand and Accelerates economy-wide Detection and Repair affordable heating source decarbonization while Utilizing Picarro vehicles to identify Developing strategic partnerships in the Midwest utilizing existing assets and prioritize methane leaks to increase RNG injection across system on our system Hydrogen Pilot Hydrogen Hub Supports onshoring and Federal and state policies Actively participating and economic development for are enablers for Developing an understanding around the capabilities partnering in the development of today’s manufacturing and development of new for hydrogen distribution at the hydrogen economy across industrial processes technologies Columbia Gas of Pennsylvania’s the Midwest Training Center Natural gas enables affordable decarbonization across the global economy NiSource | NYSE: NI | nisource.com | 28

DRIVING SUSTAINABILITY IN ELECTRIC SECTOR Over $3B of Cumulative Capex in Generation Transition Investments Generation Portfolio Mix* 1% ~$2.2B of Contracted Projects 25% ~$1B of Investments through 2028 2018 Gas & Gas Peaking 74% 2018 2020 2021 2022 2023 2024 2025 2026 2027 2028 Coal Renewables Gas Peakers Owned Rosewater Indiana Dunns I, Dunns II, Fairbanks, (Wind) Crossroads Indiana Cavalry Elliot 14% Other Additions Crossroads (Solar) (Solar) Sync Condenser & (Wind) (Solar) Transmission Upgrades 35% Sugar Creek Storage and Incremental Renewables 2030E NiSource Portfolio Transmission Upgrades Uprate Emerging Tech (Hydrogen etc.) 51% Bailly 7/8 Schahfer 14/15 Schahfer 17/18 Schahfer 16 A/B Michigan City 12 *Summer UCAP Retired Retired Retiring (Gas Units) Retiring 2026-2028 Sources and Notes: 2018 NIPSCO Integrated Resource Preferred plan; Renewables include, Hydro, Wind, Solar and Solar plus Storage; Other includes DSM and Short-term capacity purchases NiSource | NYSE: NI | nisource.com | 29

CONTINUE TO EXECUTE ON GENERATION TRANSITION COMMITMENTS—KEY TAKEAWAYS Coal and Gas Unit Retirements Portfolio Additions The remaining coal units at Schahfer are still on track to 2021 IRP preferred plan to include energy storage, new gas retire in the fall of 2025 peaking and small amounts of incremental renewables Michigan City Unit 12 is still on track to retire by 2026-2028 Robust participation in recently completed RFP solicitation indicating higher pricing across the board for most Unit 16 A/B also on track to retire in the 2025-2026 timeframe technologies and deal structures MISO rules and market conditions are driving need for incremental capacity Schahfer Replacement Resources IRA Opportunities NiSource investments of ~$2.2B to support the retirement Incremental tax credit qualification for current projects driving significant value for customers Two solar projects expected to be online in the 1st half of 2023: remainder of projects come online in 2024 and 2025 Potential opportunities in solar PTC and tax transferability to maintain customer value while simplifying transaction structure (utility ownership) NiSource | NYSE: NI | nisource.com | 30

GENERATION TRANSITION AND GAS INFRASTRUCTURE INVESTMENTS DRIVING 90% REDUCTION IN GREENHOUSE GAS EMISSIONS BY 2030 We continue to actively implement our plans to reduce Scope 1 GHG emissions by 90% from 2005 levels by 2030 Decarbonization is Supported by Key Drivers Scope 1 Scope 1 Customers, Employees, Communities, and 58% 90% Investors by 2021 by 2030 Technology and Operational Cost Reduction Environmental Sustainability Transition from coal to natural Retirement of coal generation Policy and Federal Funding Support gas and renewable energy by 2026-2028 More than a 40% decrease in Continued methane reductions methane emissions from main from priority pipe replacement and service lines through Over 50% priority pipe replacement Traditional and advanced leak Coal Capacity Retirement Over the detection and repair Last 5 Years 3,000+ miles 14 Priority Pipe Retired Over the Picarro Advanced Methane Last 10 Years Leak Detection Vehicles Deployed by 2025 NiSource | NYSE: NI | nisource.com | 31

WE ARE EXTENDING DECARBONIZATION GOALS TO NET ZERO BY 2040 Scope 1 & 2 …with key stakeholder Net Zero engagement, policy, and by 2040 regulatory support Generation Pathways ï,§ Continued deployment of low and zero carbon technologies and fuels for electric generation Gas Distribution Pathways ï,§ Continued methane reductions from advanced leak detection and repair and priority pipe replacementï,§ Supply of RNG and hydrogen for operations Other Pathways ï,§ Fleet and building decarbonization Decarbonization enabled by traditional utility infrastructure investments NiSource | NYSE: NI | nisource.com |

NISOURCE IS SUPPORTING THE ENERGY TRANSITION FOR ITS STAKEHOLDERS Co Clean Energy Infrastructure Transportation Cleaner Customers Communities and Innovation Investment Electrification Molecules Investments Pipeline EV Charging Regional Hydrogen Customer Assistance Low-Carbon Resources Modernization Infrastructure Hub Initiatives Programs Initiative (LCRI) Advanced Methane Customer Fleet Columbia Gas of PA Energy Efficiency RNG Coalition Leak Detection Decarbonization Hydrogen Pilot Programs Targeted Investments Generation Transition NiSource Fleet Voluntary Analytics Driven Supporting Energy Decarbonization Decarbonization Personalization Innovation Programs Grid Modernization Supporting RNG Renewable Energy MISO Transmission Producers Offering Projects NiSource | NYSE: NI | nisource.com | 33

NISOURCE: LEADING IN THE TRANSITION TO A CLEANER ENERGY FUTURE

FASTEST COAL TRANSITION
IN THE SECTOR[1]

UP TO **~$2.2B**
IN PROJECTED RENEWABLE GENERATION CAPITAL EXPENDITURES THROUGH 2025[2]

ENERGY TRANSITION CREATES NEW **INVESTMENT OPPORTUNITIES** FOR NISOURCE ON GAS AND ELECTRIC ENERGY SYSTEMS

NET ZERO
GOAL BY 2040

ADDITIONAL **~$1B**
IN PROJECTED CAPACITY-FOCUSED CAPITAL EXPENDITURES

CONTINUE ON TRACK WITH
90% REDUCTION
IN GREENHOUSE GAS EMISSIONS BY 2030[3]

ADDITIONAL DATA

1. FASTEST COAL TRANSITION IN THE SECTOR
From 74% coal to zero inside one decade
All coal retired by 2026-2028
Continue to project Schahfer generating station retirement by 2025
Continue to project Michigan City generating station retirement by 2026-2028

2. UP TO $2.2B IN PROJECTED RENEWABLE GENERATION CAPITAL EXPENDITURES THROUGH 2025
2 projects currently in-service
2 projects under construction and in-service in 1H2023
2 projects under construction and in-service in 2024
2 projects under commercial negotiations

3. CONTINUE ON TRACK WITH 90% REDUCTION IN GREENHOUSE GAS EMISSIONS BY 2030
58% reduction in greenhouse gas emissions achieved through 2021
Includes 50% reduction in methane emissions on mains and services by 2025

NiSource | NYSE: NI | nisource.com |
34

Financial Overview Donald Brown Executive Vice President and Chief Financial Officer

THIRD QUARTER KEY TAKEAWAYS 2022 guidance 2022 non-GAAP diluted NOEPS guidance range narrowed to $1.44 to $1.46 Continue to expect 2022 capital expenditures of $2.4 to $2.7B Initiating 2023 guidance Initiated 2023 non-GAAP diluted NOEPS guidance of $1.50 to $1.57 (consistent with 5-7% annual growth commitment) Expect 2023 capital expenditures of $2.8 to $3.1B The new 5-year growth and investment plan Annual non-GAAP NOEPS growth commitment of 6-8% from 2021 though 2027 Top tier growth projection reflects significantly de-risked financing plan following minority interest sale of NIPSCO to strengthen the balance sheet Extended plan outlines over $15B in regulated investments across six states with constructive regulatory and legislative environments Regulatory execution continues seeking balanced outcomes for all stakeholders Columbia Gas of Ohio settlement filed in October representing a $68.2 million revenue increase and 9.6% ROE, rates are expected to be implemented in early 2023 NIPSCO Electric rate case filed in September Columbia Gas of Pennsylvania settlement expected to receive the commission’s final decision later this month Public Utility Law judge issued a proposed order supporting Columbia Gas of Maryland settlement Columbia Gas of Virginia implemented interim rates on September 28 as its case moves forward Non-GAAP diluted NOEPS* of $0.10 in 3Q22 vs. $0.11 in 3Q21 *Diluted Net Operating Earnings Per Share (Non-GAAP). For the GAAP Diluted Earnings Per Share and the reconciliation of GAAP to non-GAAP diluted earnings per share, see Schedule 1 in the appendix to this presentation NiSource | NYSE: NI | nisource.com | 36

ENHANCED NISOURCE VALUE PROPOSITION DRIVING SUSTAINABLE GROWTH

Net Zero By 2040[3]
Driving Toward 90% Reduction in GHG Emissions by 2030

$30B
Planned Long-Term Infrastructure Investments over the next 10 years

14%-16%
Long-term FFO/ Debt[2] Target

6%-8%
Expected Annual NOEPS[1] Growth 2021-2027

8%-10%
Expected Annual Utility Rate Base Growth 2021-2027

60%-70%
Targeted Annual Dividend Payout Ratio

~$15B
Regulated Electric and Gas Rate Base

Flat O&M
Operational excellence drives customer affordability

9%-11%
Expected Annual Total Shareholder Return[4]

FINANCIAL FOUNDATION

100% Regulated Across Six Constructive Jurisdictions	Significant Investment Opportunities	Efficient Recovery Mechanisms	Strengthened Balance Sheet

[1]Net Operating Earnings Per Diluted Share (Non-GAAP)
[2]As calculated according to the S&P and Moody's rating agency methodologies
[3]Goal for Scope 1 and 2 emissions
[4]Estimated total shareholder return at a constant P/E ratio

NiSource | NYSE: NI | nisource.com |
37

DIVERSIFIED BUSINESS MIX Financial strength driven by diverse constructive regulatory jurisdictions and balanced portfolio mix Operating Earnings1 Balanced Business Mix with Regulatory Diversity Diversified Revenue2 Mix Stable Revenue Profile Maryland 1% Kentucky 2% 13% Indiana Virginia 7% 37% Pennsylvania 19% Retail Margins 50% Rate Design 50% 28% by Customer (Margin) Class 59% Ohio 23% Indiana 10% Residential Commercial Industrial Non-Volumetric Volumetric Electric Gas 100% regulated business with balance and diversity 1Non-GAAP measure of Revenue minus Opex and Cost of Energy 2Revenue net of Cost of Energy NiSource | NYSE: NI | nisource.com | 38

OPERATIONAL EXCELLENCE DRIVING EFFICIENCY

Transformation efforts drive increased safety and process rigor, enhanced customer and employee experiences and cost savings

Major Business Initiatives

Initiatives underway and executed	New organizational structure driving increased accountability
	Front-line leadership development
	Streamlined business services
	Customer digital solutions
Plan to invest ~$1B in IT systems to support field and customer service enhancements and productivity	Field mobility
	Standardized work planning, scheduling, dispatch and project management
	Call center modernization

Offsetting annual inflationary pressures

Flat Annual O&M 2022-2027

- Supports average annual customer rate increases of <3% annually
- Provides bill headroom for customer and reliability investments

Transformation drives organizational capabilities and supports sustainability of long-term investment plans

NiSource | NYSE: NI | nisource.com |

39

INVESTING $15B FROM 2023-2027 TO DRIVE SAFETY, RELIABILITY AND SUSTAINABILITY Regulatory Programs and New Customer Demand Support Timely Recovery $3.0- $3.1- $3.3B $3.4B $2.8- $2.7- $2.7- $3.1B $3.0B $3.0B $2.4- $2.7B 2022 2023 2024 2025 2026 2027 Growth (Within 0-3 Months) Tracker (Within 0-18 Months) Maintenance (Periodic Rate Cases) Generation (Electric Rate Cases) ~75% of investments begin earning in less than 18 months NiSource | NYSE: NI | nisource.com | 40

CAPITAL INVESTMENT DRIVING ROBUST RATE BASE GROWTH Cost management/efficiencies create headroom to drive sustainable investments to grow rate base from 2021—2027 NiSource Projected YE Rate Base ($ in Billions) $14.9 $12.9 $13.7 $9.8 $11.5 $8.6 2016 2017 2018 2019 2020 2021 2022E 2023E 2024E 2025E 2026E 2027E Rate base growth balanced across jurisdictions, generation investments drive business mix of gas (~65%) and electric (~35%) NiSource | NYSE: NI | nisource.com | 41

EXTENDING GUIDANCE THROUGH 2027 – MAINTAINING OUR 2021 BASE YEAR Visible & sustainable investments drive annual 6-8% diluted NOEPS growth $1.50- $1.44- $1.57 $1.46 $1.37 2021 2022 2023 2024 2025 2026 2027 Top tier growth extension of plan through 2027 NiSource | NYSE: NI | nisource.com | 42

STRENGTHENED FINANCING PLAN PROVIDES FLEXIBILITY TO INVEST IN GROWTH

Dividends and **capital investments** primarily funded through **cash from operations**

Minority interest sale adds **flexibility** to financing plan

Target FFO/Debt[1] 14-16%
ATM Equity (2025+) to support current investment grade credit ratings

Minimize near-term capital markets costs and volatility


Sources / Uses (2023 – 2027)[2]
ATM (2025+)
Incremental Financing Needed
Equity = ~15%
Debt = ~85%
New Debt ~$4.5-$5.5B
Minority Interest Sale
Cash From Operations ~$9.5-$10.5B
Capital Investment ~$15B
Dividends ~$3B
Sources
Uses

[1]As calculated according to the S&P and Moody's rating agency methodologies
[2]Excludes remarketed Equity Units ($863M), may be used to redeem outstanding Preferred Stock ($900M)

NiSource | NYSE: NI | nisource.com |
43

Closing Remarks Lloyd Yates Chief Executive Officer

ENHANCED NISOURCE VALUE PROPOSITION DRIVING SUSTAINABLE GROWTH

Net Zero By 2040[3]
Driving Toward 90% Reduction in GHG Emissions by 2030

$30B
Planned Long-Term Infrastructure Investments over the next 10 years

14%-16%
Long-term FFO/ Debt[2] Target

6%-8%
Expected Annual NOEPS[1] Growth 2021-2027

8%-10%
Expected Annual Utility Rate Base Growth 2021-2027

60%-70%
Targeted Annual Dividend Payout Ratio

~$15B
Regulated Electric and Gas Rate Base

Flat O&M
Operational excellence drives customer affordability

9%-11%
Expected Annual Total Shareholder Return[4]

FINANCIAL FOUNDATION

100% Regulated Across Six Constructive Jurisdictions	Significant Investment Opportunities	Efficient Recovery Mechanisms	Strengthened Balance Sheet

[1]Net Operating Earnings Per Diluted Share (Non-GAAP)
[2]As calculated according to the S&P and Moody's rating agency methodologies
[3]Goal for Scope 1 and 2 emissions
[4]Estimated total shareholder return at a constant P/E ratio

NiSource | NYSE: NI | nisource.com |
45

Appendix

NISOURCE BOARD OF DIRECTORS



Peter A. Altabef
Age: 62
Elected: 2017
Occupation: Chairman. & CEO, Unisys Corp.
Board Committees: Finance (C), ESNG, Exec



Theodore H. Bunting, Jr.
Age: 63
Elected: 2018
Occupation: Retired Group Pres., Entergy Corp.
Board Committees: Audit (C), Comp, Exec



Eric L. Butler
Age: 61
Elected: 2017
Occupation: Pres. & CEO, Aswani-Butler Associates
Board Committees: Comp (C), Audit, Exec



Aristides S. Candris
Age: 70
Elected: 2012
Occupation: Retired Pres. & CEO, Westinghouse
Board Committees: SORP (C), ESNG, Exec



William D. Johnson
Age: 68
Elected: 2022
Occupation: Retired President & CEO, PG&E
Board Committees: Comp, SORP



Lloyd M. Yates
Age: 61
Elected: 2020
Occupation: Pres. & CEO, NiSource Inc.



Deborah A. Henretta
Age: 61
Elected: 2015
Occupation: Partner G100 Companies
Board Committees: ESNG (C), Comp, & Executive



Deborah A. P. Hersman
Age:52
Elected: 2019
Occupation: Consultant Waymo, LLC
Board Committees: SORP, Finance



Michael E. Jesanis
Age: 65
Elected: 2008
Occupation: Retired Pres. & CEO National Grid USA
Board Committees: SORP, Finance



Kevin T. Kabat
Age: 65
Elected: 2015
Occupation: Independent Chairman of the Board, NiSource Inc.; Retired CEO of Fifth Third Bancorp
Board Committees: ESNG, Exec



Sondra L. Barbour
Age: 59
Elected: 2022
Occupation:. Retired EVP, Lockheed Martin
Board Committees: Audit, ESNG



Cassandra S. Lee
Age: 53
Elected: 2022
Occupation: Chief Audit Executive, AT&T Inc.
Board Committees: Audit, Finance

NiSource | NYSE: NI | nisource.com |
47

MANAGEMENT OVERVIEW Skills and Experience to Lead Commitment to Safety, Customer Experience and Stakeholder Value Lloyd Yates Donald Brown Melody Birmingham William (Bill) Jefferson President and CEO since Feb. 14, 2022 EVP and CFO since June 1, 2020 EVP & Chief Innovation Officer since July 1, EVP & Chief Safety Officer since July 1, Joined NiSource Board in 2020, held Joined NiSource in 2015, has more than 20 2022 2022 numerous senior roles at Duke Energy years of experience, including at UGI Corp., Joined NiSource in 2022, has more than 25 Joined NiSource in 2022, has held a Corp Constellation Energy and Progress Energy. years of executive leadership experience at variety of leadership positions at STP Duke Energy & Exelon Corp Nuclear Operating Co., Duke, and Exelon Kim Cuccia Shawn Anderson Melanie Berman General Counsel & Corporate Secretary of Chief Strategy and Risk Officer since Chief Human Resources Officer since NiSource since Dec. 2021 June 1, 2020 July 1, 2022 Joined NiSource in 2008, has held a variety Joined NiSource in 2010, has held a Joined NiSource in 2021, has extensive of leadership positions variety of leadership positions CHRO experience at Michaels Co., Anthem, and Baker Corp. NiSource | NYSE: NI | nisource.com | 48

NORTHERN INDIANA PUBLIC SERVICE COMPANY (NIPSCO ELECTRIC)

Business Profile

- 490K Customers
- ~3,100 Employees(1)
- 0.7% Annual Customer Growth(2)
- 13,000 Miles of Distribution/Transmission
- 3,000 MW of Generation Capacity



Unique Insights/Opportunities

100%	Lowest	MISO	~$3B	$170-$230M
Of coal generation to be retired by 2026-2028	Number of complaints(3) in the state over the past 5 years	Geographic proximity provides future transmission opportunity	In generation investments 2022-2027	In annual investment opportunity outside of generation

Net Revenue Mix(4)



Industrial
Residential
27.0%
39.0%
34.0%
Commercial

Rate Base(4)



+7.6% CAGR
$B
3.4
3.6
4.4
4.7
4.8
4.9
2016A
2021

Return on Equity(1)



%
10.1
9.8
Average Earned ROE (2017-2021)
Average Authorized ROE (2017-2021)

Regulatory Landscape

- TDSIC recovers new or replacement projects undertaken for the purpose of safety, reliability, system modernization or economic development
- Design of rate 831 insulates NIPSCO from potential year-to-year variability of industrial electric load
- Fully Forward Test Year and CWIP in Rate Base
- ~$550M FERC Regulated Electric Transmission Rate Base

Constructive Legislation

- SB 560 – *Forward test year, timely rate cases and infrastructure tracking*
- HB 1470 – *Increased flexibility for inclusion of future projects in TDSI*
- HB 1221 – *build-out of electric vehicle public charging infrastructure*

Economic Outlook

- NIPSCO continues to work with customers impacted by the pandemic with extended payment plans

Key Riders/Constructs	Weighted Avg. Regulatory Lag
Transmission, Distribution, and Storage System Improvement Charge(TDSIC)	12 Months(6) (80% of Investment)
Federally Mandated Cost Adjustment (FMCA)	11 Months (6)
Bad Debt	Base Rates
RTO	Forecasted with a True-Up to Actual
Energy Efficiency	Forecasted with a True-Up to Actual
Fuel Costs	Forecasted with a True-Up to Actual
Pension/OPEB	WACC / Base Rate Return
Resource Adequacy	10 Months

Footnotes:
(1) Inclusive of both Gas & Electric
(2) Compound annual growth between 2018 actuals and 2021 estimate
(3) Represents complaints justified by the Indiana Utility Regulatory Commission (IURC)
(4) Revenue mix based on net revenues for the year ending 2021
(5) NIPSCO rate base includes deferred taxes in capital structure
(6) Under TDSIC/FMCA 20% of investment is deferred with carrying cost for recovery in next rate case

NiSource | NYSE: NI | nisource.com |

49

COLUMBIA GAS OF OHIO (COH)

Business Profile

- 1.5M Customers
- ~2,300 Employees
- 0.5% Annual Customer Growth[1]
- 20,514 Miles of Pipeline



Unique Insights/Opportunities

$20-$100B	100%	#2	1,200	$550M
Investment by Intel Corporation in Central Ohio	Of capital investment tracked and recovery beginning within 12 months	In customer satisfaction based on 2021 JD Power Survey	Communities served throughout the state of Ohio	In annual investment opportunity

Net Revenue Mix[2]


Industrial
8.0%
31.0%
61.0%
Commercial
Residential

Rate Base


+13.2% CAGR
$B
2.1
2.5
2.8
3.2
3.5
3.9
2016A
2021

Return on Equity


%
9.2
9.6(3)
Average Earned ROE (2017-2021)
Average Authorized ROE (2017-2021)

Regulatory Landscape

- Fully tracked annual Infrastructure Replacement Program (IRP) and Capital Expenditure Program (CEP)
- Public policy provides tools supporting investment for economic development and deferral of pipeline safety costs
- Straight fixed variable rate design

Constructive Legislation

- HB 95 – *authorization of utility modernization capital programs*
- SB 319 – *Annual infrastructure cost recovery of up to $25.5M for economic development projects*
- SB 378 – *Underground protection & enforcement*
- HB 201 – *Codifies consumers' right to fuel diversity*

Economic Outlook

- Intel's investment in 2 new chip fabrication facilities is the largest economic development project for Ohio

Key Riders/Constructs	Weighted Avg. Regulatory Lag
Capital Expenditure Program (CEP)	14 Months
Infrastructure Replacement Program (IRP)	10 Months
Bad Debt	10 Months (SGS/GS) Base Rates (LGS)
Environmental	Deferral / Base Rates
Energy Efficiency	10 Months
Fuel Costs	Forecasted with a True-Up to Actual
Low Income	11 Months
Pipeline Safety	Deferral / Base Rates

Footnotes:
(1) Compound annual growth between 2018 actuals and 2021 estimate
(2) Revenue mix based on net revenues for the year ending 2021
(3) Authorized return within settlement stipulation filed 10/31/22 for case 21-0637-GA-AIR

NiSource | NYSE: NI | nisource.com |
50

COLUMBIA GAS OF PENNSYLVANIA (CPA)

Business Profile

- 443K Customers
- ~800 Employees
- 0.6% Annual Customer Growth[1]
- 7,756 Miles of Pipeline



Regulatory Landscape

- Fully projected Future Test year allows for capital and expense recovery with zero lag
- Authorized Weather Normalized Adjustment of residential bills during winter period stabilizes revenue for CPA and bills for customers
- State leader in universal services, low-income initiatives, choice and energy efficiency programs

Constructive Legislation

- Act 11 – *Allows for filing of a Distribution Service Improvement Charge (DSIC) and a rate case with a fully forecasted rate year*

Economic Outlook

- Pennsylvania is the second largest producer of natural gas in the US, and CPA is geographically situated on top of the Marcellus/Utica shale.

Unique Insights/Opportunities

1.1K Miles	100%	#2	9	$375M
Of remaining priority pipe	Of capital recovered with zero lag	In customer satisfaction based on 2021 JD Power Survey	Of the last 10 base rate proceedings have been settled	In annual investment opportunity

Net Revenue Mix[2]



Industrial
Commercial
4.0%
24.0%
72.0%
Residential

Rate Base



$B
+13.0% CAGR
1.3
1.5
1.7
1.9
2.1
2.4
2016A
2021

Return on Equity



%
10.4
Settled
Average Earned ROE (2017-2021)
Average Authorized ROE (2017-2021)

Key Riders/Constructs	Weighted Avg. Regulatory Lag
Rate Case	0 Months (Fully Projected Future Test Year)
DSIC	3 - 6 Months
USECP Rider	0 Months
Environmental	Deferred to Rate Case
Energy Efficiency[3]	Deferral/Surcharge
Fuel Costs (inc. Bad debt)	Deferred
Pension/OPEB	Deferred
Low Income	Deferral/Surcharge

Footnotes:
(1) Compound annual growth between 2018 actuals and 2021 estimate
(2) Revenue mix based on net revenues for the year ending 2021
(3) CPA's energy efficiency program for non-low income customers is currently pending before the PA utility commission

NiSource | NYSE: NI | nisource.com |

51

NORTHERN INDIANA PUBLIC SERVICE COMPANY (NIPSCO GAS)

Business Profile

- 853K Customers
- ~3,100 Employees[1]
- 0.8% Annual Customer Growth[2]
- 18,437 Miles of Pipeline



Unique Insights/Opportunities

$130.29 Average residential bill over the last 5 years – the lowest in the state	**Lowest** Number of complaints[3] in the state over the past 5 years	**100%** Of distribution rate cases settled since 1987	**Largest** LDC in the state of Indiana	**$150-$250M** In annual investment opportunity

Net Revenue Mix[4]



Industrial
10.0%
Commercial
23.0%
67.0%
Residential

Rate Base[5]



$B
+17.9% CAGR
0.9
1.2
1.5
1.7
1.8
2.0
2016A
2021

Return on Equity[1]



%
10.1
9.9
Average Earned ROE (2017-2021)
Average Authorized ROE (2017-2021)

Regulatory Landscape

- TDSIC recovers new or replacement projects undertaken for the purpose of safety, reliability, system modernization or economic development
- FMCA offers capital recovery for federally mandated costs, including adherence to PHMSA
- Fully Forward Test Year available for base rate case

Constructive Legislation

- SB 560 – *Forward test year, timely rate cases and infrastructure tracking*
- HB 1470 – *Increased flexibility for inclusion of future projects in TDSIC*
- HB 1197 – *Codifies consumers' right to fuel diversity*

Economic Outlook

- NIPSCO continues to work with customers impacted by the pandemic with extended payment plans
- Stellantis and Samsung SDI are forming a joint venture to invest more than $2.5B to build an electric vehicle battery facility in Kokomo, IN

Key Riders/Constructs	Weighted Avg. Regulatory Lag
Transmission, Distribution, and Storage System Improvement Charge(TDSIC)	12 Months[6] (80% of Investment)
Federally Mandated Cost Adjustment (FMCA)	11 Months[6]
Bad Debt	Base Rates / Fuel Costs
Energy Efficiency	Forecasted with a True-Up to Actual
Fuel Costs	Forecasted with a True-Up to Actual
Low Income	Deferral with a True-Up to Actuals
Pension/OPEB	WACC / Base Rate Return

Footnotes:
(1) Inclusive of both Gas & Electric
(2) Compound annual growth between 2018 actuals and 2021 estimate
(3) Represents complaints justified by the Indiana Utility Regulatory Commission (IURC)
(4) Revenue mix based on net revenues for the year ending 2021
(5) NIPSCO rate base includes deferred taxes in capital structure
(6) Under TDSIC/FMCA 20% of investment is deferred with carrying cost for recovery in next rate case; a future test year is utilized to recover operating expenses

NiSource | NYSE: NI | nisource.com |
52

COLUMBIA GAS OF VIRGINIA (CVA)

Business Profile

- 288K Customers
- ~500 Employees
- 1.5% Annual Customer Growth[1]
- 5,506 Miles of Pipeline



2nd	Top Decile	Awarded	1st	$45-$70M
Nationally in overall CSAT[4] through 3Q2022 (among 85 brands)	Nationally in damage prevention	For energy efficiency and community service by Virginia DOE	Amongst major VA LDC's in customer growth rate[2]	In annual investment opportunity

Net Revenue Mix[3]


Industrial
9.0%
Commercial
20.0%
71.0%
Residential

Rate Base


$M
+12.0% CAGR
609
670
700
850
905
1,072
2016A
2021

Return on Equity[5]


%
12.5
9.7
Average Earned ROE (2017-2021)
Average Authorized ROE (2017-2021)

Regulatory Landscape

- Forward-looking annual modernization/safety infrastructure investment tracker filings
- Tracker filings supplemented by rate case filings with forward test year

Constructive Legislation

- DIMP Act– *Allows deferral of incremental O&M related to pipeline safety*
- SAVE Act – *Allows recovery of investment on infrastructure replacement*
- CARE Act – *Provides for energy efficiency programs and a revenue decoupling adjustment*
- Energy Innovation Act– *Provides regulatory pathways to procure substitute/supplemental gas (RNG/Hydrogen), promotes biogas supply and expends energy efficiency*

Economic Landscape

- Plenty Limited Vertical Farming investing over $300M in Chesterfield County
- U.S. Navy partnering in major pipeline expansion at Portsmouth facility for combined heat and power project

Key Riders/Constructs	Weighted Avg. Regulatory Lag
Steps to Advance Virginias Energy Plan (SAVE)	0 Months (Forward Looking Test Year)
Energy Efficiency (CARE)	Deferral/Surcharge
Bad Debt	Rate Case – non tracked
Fuel Costs (inc. Bad debt)	Deferral/Surcharge
Pipeline Safety (DIMP)	O&M Above baseline Deferred to Rate Case

Footnotes:
(1) Compound annual growth between 2018 actuals and 2021 estimate
(2) Based on customer growth reported in 2016 -2020 annual LDC filings (2021 not yet available), excludes LDC"s with less than 5,000 customers
(3) Revenue mix based on net revenues for the year ending 2021

NiSource | NYSE: NI | nisource.com |
53

COLUMBIA GAS OF KENTUCKY (CKY)

Business Profile

- 138K Customers
- ~200 Employees
- 0.3% Annual Customer Growth[1]
- 2,681 Miles of Pipeline



3rd	$50M	#1	Recognized	AGA
Consecutive year (20,21,22) on Kentucky's best place to work list	In annual investment opportunity	In Customer Satisfaction based on 2021 JD Power Survey[2]	For Leadership in Emerging Energy/Transition Environment[3]	Safety achievement award winner in 2021

Net Revenue Mix[4]



Industrial
5.0%
Commercial
30.0%
65.0%
Residential

Rate Base



$M
+12.2% CAGR
238
259
300
327
372
423
2016A
2021

Return on Equity



%
9.1
Settled
Average Earned ROE (2017-2021)
Average Authorized ROE (2017-2021)

Regulatory Landscape

- SMRP allows for full cost recovery of eligible pipeline replacement/safety related initiatives via forward looking test year
- Commission has authorized economic development extension tariff for high potential sites requiring natural gas
- Performance based incentives for gas supply management
- Base rate recovery is weather normalized

Constructive Legislation

- HB 207 – *Codifies consumers' right to fuel diversity*
- HB 100 – *Governments may create and assess for special energy efficiency project districts*

Economic Landscape

- Buffalo Trace Distillery is completing a $1.2B investment in their bourbon facility in Frankfort, KY
- Baptist Health investing $225M in new surgery center and campus

Key Riders/Constructs	Weighted Avg. Regulatory Lag
Safety Modification & Replacement Program (SMRP)	0 Months (Forward Looking Test Year)
Energy Efficiency	Base Rates
Gas Costs	Forecasted with a True-Up to Actual

Footnotes:
(1) Compound annual growth between 2018 actuals and 2021 estimate
(2) JD Power Scores – CKY does not meet residential customer threshold for syndicated survey but ranked #1 in Midwest Midsize Segment
(3) Recognized at Governor's Conference on Energy & Environment
(4) Revenue mix based on net revenues for the year ending 2021

NiSource | NYSE: NI | nisource.com |
54

COLUMBIA GAS OF MARYLAND (CMD)

Business Profile

- 35K Customers
- ~70 Employees
- 0.8% Annual Customer Growth[1]
- 669 Miles of Pipeline



Rates	102	0	Revenue	$25-$35M
Of residential customers are below the state average for other LDC's[2]	Miles of cast Iron/Bare Steel pipeline replaced since 2008	PHMSA/DOT reportable incidents in 2021	Normalization enables full recovery of distribution revenue (residential)	In annual investment opportunity

Net Revenue Mix[3]



Industrial
4.0%
34.0%
62.0%
Commercial
Residential

Rate Base



$M
+16.3% CAGR
93
107
127
149
173
198
2016A
2021

Return on Equity



%
10.4
9.7
Average Earned ROE (2017-2021)
Average Authorized ROE (2017-2021)

Regulatory Landscape

- Forward-looking annual infrastructure replacement and improvement surcharge (IRIS) recovers age and condition investment
- IRIS filings supplemented by periodic rate cases

Constructive Legislation

- STRIDE Act– *Prospective cost recovery for age and condition investment.*

Economic Landscape

- Eastern operations are now attracting commuters from Washington DC, supporting customer growth
- Tariff provisions allow for modest customer growth
- Grow West Cannabis Company investing $20M in an expansion of their medical marijuana production in Cumberland, Maryland

Key Riders/Constructs	Weighted Avg. Regulatory Lag
Strategic Infrastructure Development & Enhancement (STRIDE)	0 Months
Energy Efficiency Rider	Deferral/Surcharge
Bad Debt	Base Rates
Fuel Costs (inc. Bad Debt)	Deferral
Environmental	Deferral / Base Rates

Footnotes:
(1) Compound annual growth between 2018 actuals and 2021 estimate
(2) Based on information available in public LDC filings, based on 2016-2020 (2021 was not yet available for all MD LDCs)
(3) Revenue mix based on net revenues for the year ending 2021

NiSource | NYSE: NI | nisource.com |
55

REGULATORY / LEGISLATIVE ENVIRONMENT Supportive environment drives balanced returns and growth across ALL jurisdictions 5-Year Allowed Rate Base Growth Average ROE ROE (CAGR 2021-2027) Indiana – Electric 10.1%1 9.8% 12.4% Indiana – Gas 10.1%1 9.9% 13.8% Ohio 9.2% 9.6%2 7.9% Pennsylvania 10.4% BB3 9.0% Virginia 12.5% 9.7% 8.2% Kentucky 9.1% 9.4% 10.2% Maryland 10.4% 9.7% 11.6% NiSource footprint growth 1NIPSCO Consolidated avg. ROE 2Authorized return within settlement stipulation filed 10/31/22 for case 21-0637-GA-AIR 3Black Box Settlement NiSource | NYSE: NI | nisource.com | 56

ACTIVE ENGAGEMENT AT THE FEDERAL AND STATE LEVELS Federal Policy Playbook State Policy Playbook Active partnerships through the policy making Building consensus and coalitions through our process OpCos to enact legislative and regulatory Public / changes Private entities Developing state level policy strategies for 2023 and beyond Enables recoverable decarbonization for scope 1, 2 Federal Government Affairs engaging directly and 3 emissions with Administration on relevant opportunities Varying opportunities by state: Alternative fuel enabling legislation (similar to VA and TN) Enhancement of energy efficiency programs Supporting the passage and implementation of Gas system modernization federal legislation Actively engaged at the federal and state levels to drive policies that support positive outcomes for our investors and customers NiSource | NYSE: NI | nisource.com | 57

Potential for NIPSCO to Invest $400M—$950M in MISO Future 1 Transmission Projects Estimated Opportunities* ~$400M Investment in MISO Tranche 1 Estimated In Service: 2030 ~$250M to ~$550M Investment in MISO Tranche 2 Estimated In Service: 2031—2035 *Tranche 1 portfolio of projects has been approved by MISO, Tranche 2 project development is in progress. Opportunity range is based on estimated project allocations. Actual allocations will be determined in future. NiSource | NYSE: NI | nisource.com | 58

NISOURCE EXISTING INFRASTRUCTURE SUPPORTS DECARBONIZATION

Completed analysis that demonstrates a portfolio of initiatives leveraging existing gas infrastructure in our jurisdictions provides optimal pathway to long term decarbonization

***Total Emissions (Million tCO_2)**



50
40
30
20
10
0
2022
2024
2026
2028
2030
2032
2034
2036
2038
2040
2042
2044
2046
2048
2050
Optimal Decarbonization
Electrification

Cumulative Incremental Cost ($Billions)



145
120
95
70
45
20
-5
2022
2024
2026
2028
2030
2032
2034
2036
2038
2040
2042
2044
2046
2048
2050
Optimal Decarbonization
Electrification

Approach

- Robust analysis of potential energy pathways for NiSource's jurisdictions
- Incorporating key considerations such as future systems investments and associated costs, current and plausible future technologies, availability resources, potential federal and state energy policies
- Leveraged third party experts utilizing industry leading tools and approaches for evaluating customer impacts of alternative pathways across electric and gas systems

Results and Insights

- Both scenarios delivers a **75% carbon reduction by 2050**
- **Electrification pathway is 44% more costly** on an NPV basis than an optimal portfolio that utilizes gas infrastructure

- Total emissions include scope 1,2 and 3
- $ not adjusted for inflation

NiSource | NYSE: NI | nisource.com Privileged and Confidential 59

STRENGTHENING BALANCE SHEET Maturity Profile Long-Term Debt $ in millions $1,500 Weighted Average Rate – 3.72% Weighted Average Maturity – 14.1 Years $1,250 Targeted FFO/Debt of 14-16% $1,000 Minority Interest Sale expected to $750 accelerate NiSource into targeted range $500 Credit Ratings $250 Moody’s (Baa2) S&P (BBB+) $0 Fitch (BBB) 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 2047 2048 2049 2050 2051 2052 Well positioned to maintain current investment grade credit ratings NiSource | NYSE: NI | nisource.com | 60

NiSource Inc. Schedule 1—Reconciliation of Consolidated Net Income Available to Common Shareholders to Net Operating Earnings Available to Common Shareholders (Non-GAAP) (unaudited) NiSource | NYSE: NI | nisource.com | 61